8. OTHER OPERATING GAINS (LOSSES), NET (Tables)	12 Months Ended
Dec. 31, 2017
Other Operating Gains Losses Net Tables
Schedule of Other operating gains (losses), net
Years ended December 31,	2017	2016	2015
Insurance proceeds	$6,171	$—	$—
Loss on disposal of assets	(269)	(2,565)	(30)
Other operating gains (losses), net	$5,902	$(2,565)	$(30